Exhibit (h)(7)(ii)

SCHEDULE A

TO THE FUND ACCOUNTING AGREEMENT

BETWEEN PROFUNDS AND BISYS FUND SERVICES, OHIO, INC. AND

BETWEEN ACCESS ONE TRUST AND BISYS FUND SERVICES, OHIO, INC.

AS OF JUNE 1, 2005

Bull ProFund

Mid-Cap ProFund

Small-Cap ProFund

OTC ProFund

Europe 30 ProFund

Mid-Cap Value ProFund

Mid-Cap Growth ProFund

Small-Cap Value ProFund

Small-Cap Growth ProFund

UltraBull ProFund

UltraMid-Cap ProFund

UltraSmall-Cap ProFund

UltraOTC ProFund

UltraJapan ProFund

Bear ProFund

UltraBear ProFund

UltraShort OTC ProFund

Money Market ProFund

Airlines UltraSector ProFund

Banks UltraSector ProFund

Basic Materials UltraSector ProFund

Biotechnology UltraSector ProFund

Consumer Services UltraSector ProFund

Consumer Goods UltraSector ProFund

Oil & Gas UltraSector ProFund

Leisure Goods UltraSector ProFund

Financials UltraSector ProFund

Health Care UltraSector ProFund

Industrials UltraSector ProFund

Internet UltraSector ProFund

Oil Equipment, Services & Distribution UltraSector ProFund

Pharmaceuticals UltraSector ProFund

Precious Metals UltraSector ProFund

Real Estate UltraSector ProFund

Semiconductor UltraSector ProFund

Technology UltraSector ProFund

Telecommunications UltraSector ProFund

Utilities UltraSector ProFund

Mobile Telecommunications UltraSector ProFund

ProFund VP Bull

ProFund VP Mid-Cap

ProFund VP Small-Cap

ProFund VP OTC

ProFund VP Japan

ProFund VP Europe 30

ProFund VP Mid-Cap Value

ProFund VP Mid-Cap Growth

ProFund VP Small-Cap Value

ProFund VP Small-Cap Growth

ProFund VP Bull Plus

ProFund VP UltraBull

ProFund VP UltraMid-Cap

ProFund VP UltraSmall-Cap

ProFund VP UltraEurope

ProFund VP UltraOTC

ProFund VP Bear

ProFund VP UltraBear

ProFund VP UltraShort OTC

ProFund VP Airlines

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Biotechnology

ProFund VP Consumer Services

ProFund VP Consumer Goods

ProFund VP Oil & Gas

ProFund VP Internet

ProFund VP Leisure Goods

ProFund VP Financials

ProFund VP Health Care

ProFund VP Industrials

ProFund VP Oil Equipment, Services & Distribution

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Semiconductor

ProFund VP Technology

ProFund VP Telecommunications

ProFund VP Utilities

Asia 30 ProFund

UltraDow 30 ProFund

U.S. Government Plus ProFund

Short OTC ProFund

Short Small-Cap ProFund

Rising Rates Opportunity ProFund

Large-Cap Value ProFund

Large-Cap Growth ProFund

Dow 30 ProFund

Short Dow 30 ProFund

Short Mid-Cap ProFund

UltraShort Dow 30 ProFund

UltraShort Mid-Cap ProFund

UltraShort Small-Cap ProFund

Rising Rates Opportunity 10 ProFund

U.S. Government 30 ProFund

Rising U.S. Dollar ProFund

Falling U.S. Dollar ProFund

Short Oil & Gas ProFund

Short Precious Metals ProFund

Short Real Estate ProFund

Short Utilities ProFund

ProFund VP Mobile Telecommunications

ProFund VP Money Market

ProFund VP Asia 30

ProFund VP UltraDow 30

ProFund VP U.S. Government Plus

ProFund VP Short OTC

ProFund VP Short Small-Cap

ProFund VP Rising Rates Opportunity

ProFund VP Large-Cap Value

ProFund VP Large-Cap Growth

ProFund VP Dow 30

ProFund VP Short Dow 30

ProFund VP Short Mid-Cap

ProFund VP UltraShort Dow 30

ProFund VP UltraShort Mid-Cap

ProFund VP UltraShort Small-Cap

ProFund VP Rising U.S. Dollar

ProFund VP Falling U.S. Dollar

ProFund VP Natural Resources

ProFund VP Short Oil & Gas

ProFund VP Short Precious Metals

ProFund VP Short Real Estate

ProFund VP Short Utilities

PROFUNDS

By:
	Name:	Louis M. Mayberg
	Title:	President

ACCESS ONE TRUST

By:
	Name:	Louis M. Mayberg
	Title:	President

BISYS FUND SERVICES, OHIO, INC.

By:
	Name:	Fred Naddaff
	Title:	President